                                                                    EXHIBIT 99.1


                             SUBSCRIPTION AGREEMENT

                 This Subscription Agreement (this "Agreement") dated as of July 8, 1998 is entered into by and between SmarTalk TeleServices, Inc., a California corporation (together with its successors, "SmarTalk"), and Fletcher International Limited, a company organized under the laws of the Cayman Islands (together with its successors, "Fletcher").

                 The parties hereto agree as follows:

                 1. Purchase and Sale. In consideration of and upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth in this Agreement:

                 a. Common Stock. SmarTalk agrees to issue and sell to Fletcher, and Fletcher agrees to purchase from SmarTalk, on the Closing Date specified in Section 2 hereof, 1,751,824 (the "Initial Number") newly issued shares of SmarTalk common stock, no par value (the "Common Stock"), at a purchase price per share equal to SEVENTEEN AND 125/1000 DOLLARS ($17.125) (the "Initial Purchase Price"), the last sales price of the Common Stock as reported by Bloomberg, L.P. ("Bloomberg") for the date hereof, and an aggregate purchase price of $29,999,986 (the "Initial Aggregate Price"). The shares of Common Stock purchased pursuant to this Section 1.a are referred to herein as the "Initial Shares."

                 b. Initial Investment Right. SmarTalk hereby grants Fletcher the right to purchase (the "Initial Investment Right", and together with the Adjustment Right (as defined below), the "Investment Rights"), and agrees to sell to Fletcher, at Fletcher's sole option, additional shares ("Initial Investment Right Shares", and together with Adjusted Issuance Shares and Adjustment Shares (each as defined below), the "Additional Shares") of Common Stock having an aggregate purchase price of up to $20 million at the per share purchase price(s) determined in accordance with the next sentence from time to time for a period ending on the first trading day which is at least eighteen months from the Closing Date. The purchase price per share (each, an "Investment Right Price") of Common Stock issuable upon the exercise of an Initial Investment Right shall be equal to the average of the closing prices (rounded to the nearest 1/10,000th) as reported by Bloomberg of the Common Stock on the NASDAQ National Market (or such other national securities exchange on which the Common Stock is then listed) during the 40 trading-day period ending and excluding the five trading days immediately prior to the Notice Date (as defined below); provided, however, that in no event shall such

         Investment Right Price be less than 95% or greater than 105% of the average of the closing prices as reported by Bloomberg of the Common Stock on the NASDAQ National Market during the first five trading days of the relevant 40 trading-day period. If the NASDAQ National Market is not then the principal trading market for the Common Stock, the Investment Right Price shall be calculated in accordance with the calculation of the Adjusted Price (as defined below) under such circumstances as set forth in Section 5 (as possibly modified by Section 3.A(a)).

                 c. To exercise the Investment Rights, Fletcher shall deliver one or more written notices in the form attached hereto as Annex A (an "Investment Notice") to SmarTalk from time to time prior to the respective expiration date. The date upon which Fletcher causes an Investment Notice to be delivered to SmarTalk, by hand, facsimile, electronic transmission or otherwise, shall be the "Notice Date" with respect to such exercise of the Investment Rights. If the Investment Rights are exercised, such sale shall take place on an Investment Closing Date (as defined below) upon satisfaction of the terms and conditions described herein. Upon satisfaction or, if applicable, waiver of the relevant conditions set forth in Sections 9 and 10 hereof, the closing of the sale or delivery of Additional Shares (the "Investment Closing") shall take place initially via facsimile on the date that is three trading days following the Notice Date, as otherwise provided herein, or at such other date and time as Fletcher and SmarTalk shall mutually agree (such date and time being referred to herein as the "Investment Closing Date").

                 d. Notwithstanding anything else contained in this Agreement, solely in limitation of Fletcher's rights, the aggregate number of Additional Shares issuable immediately upon exercise of the Investment Rights, together with all Additional Shares previously issued, shall be less than or equal to the lower of (i) the Exercisable Number (as defined below) or (ii) the number of shares of Common Stock otherwise issuable upon the exercise of Investment Rights. Any Additional Shares not issued as a result of the previous sentence shall be issuable when and to the extent the Exercisable Number is thereafter increased. The "Exercisable Number" is initially 900,000 and thereafter may be increased upon expiration of a sixty-five day period (the "65 Day Notice Period") after either (i) Fletcher delivers a notice (a "65 Day Notice") to SmarTalk designating an aggregate number of shares of Common Stock in excess of the then existing Exercisable Number, or (ii) SmarTalk delivers a notice (an "Increase Notice") stating the increase, if any, in the aggregate number (the "Increased Number") of shares of Common Stock outstanding as of the last day of the preceding month over the number outstanding as of the last day of the second preceding month, in which event the Exercisable Number shall be increased by the number which is 9.75% of the Increased Number. A 65 Day Notice may be given at any time. Unless expressly waived by Fletcher,

         SmarTalk shall deliver an Increase Notice to Fletcher on or before the 10th day of each month from and after August 1, 1998. One or more 65 Day Notice(s) may be given from time to time at any time after the Closing Date, provided that any increase in the Exercisable Number designated by any 65 Day Notice shall be effective only upon expiration of the 65 Day Notice Period with respect to such 65 Day Notice.

                 2.       Closing.   Upon satisfaction or, if applicable,
waiver of the conditions set forth in Sections 9 and 10 hereof, the deliveries set forth below (the "Closing") shall take place initially via facsimile at 1:00 p.m. (New York time) on July 9, 1998, or at such other date and time as Fletcher and SmarTalk may agree (such date and time being referred to herein as the "Closing Date"), provided that SmarTalk shall deliver the original stock certificates representing the Initial Shares or the Additional Shares, as the case may be, to Fletcher via Federal Express at the address set forth in Annex B hereof. Each original stock certificate delivered in accordance with this
Section 2 shall represent 250,000 shares of Common Stock (except that to the extent that the number of Initial Shares or Additional Shares to be delivered to Fletcher at any given time are not evenly divisible by 250,000, one stock certificate shall represent the remaining shares).

         a.      At the Closing, the following deliveries shall be made:

                 (i). Initial Shares Certificate. SmarTalk shall deliver the stock certificates representing the Initial Shares, duly registered on the books of SmarTalk in the name of Fletcher or its nominee.

                 (ii). Closing Documents. The closing documents required by Sections 9 and 10 shall be delivered to Fletcher and SmarTalk, respectively.

                 (iii). Initial Purchase Price. Fletcher shall cause to be wire transferred to SmarTalk, in accordance with instructions set forth in Section 15, the Initial Aggregate Price, in immediately available United States dollars.

                 (iv). Delivery Notice. An executed copy of the delivery notice in the form attached hereto as Annex B shall be delivered in accordance therewith, with a copy delivered to Fletcher.

                 The foregoing deliveries shall be deemed to occur simultaneously as part of a single transaction, and no delivery shall be deemed to have been made until all such deliveries have been made.

         b. At any Investment Closing, the following deliveries shall be made:

                          (i). Additional Shares. SmarTalk shall deliver the certificate(s) representing the Additional Shares, duly registered on the books of SmarTalk in the name of Fletcher or its nominee, against payment by Fletcher of the Investment Purchase Price (if any) by wire transfer in immediately available funds, to the account identified in the Investment Notice.

                          (ii). Closing Documents. The closing documents required by Sections 9 and 10 shall be delivered to Fletcher and SmarTalk, respectively.

                          (iii). Delivery Notice. An executed copy of the delivery notice in the form attached hereto as Annex C shall be delivered in accordance therewith, with a copy delivered to Fletcher.

                 The foregoing deliveries shall be deemed to occur simultaneously as part of a single transaction, and no delivery shall be deemed to have been made until all such deliveries have been made. The original certificates representing the Additional Shares shall be delivered via Federal Express to Fletcher at the address set forth in Section 15 hereof, unless Fletcher shall have delivered to SmarTalk a written notice specifying a different address.

                 3. Representations and Warranties of SmarTalk. SmarTalk hereby represents and warrants to Fletcher on the date hereof, on the Closing Date, the Measurement Date (as defined below) and on each Investment Closing Date, if any, as follows:

                 a. SmarTalk has been duly incorporated and is validly existing in good standing under the laws of California, or after the Closing Date, if another entity has succeeded SmarTalk in accordance with the terms hereof, under the laws of one of the United States.

                 b.       The execution, delivery and performance of this
         Agreement (including the    issuance of the Initial Shares and the
         Additional Shares) by SmarTalk have been duly authorized by all requisite corporate action and no further consent or authorization of SmarTalk, its Board of Directors or its shareholders (other than the Required Consent (as defined below), if applicable) is required. This Agreement has been duly executed and delivered by SmarTalk and, when this Agreement is duly authorized, executed and delivered by Fletcher, will be a valid and binding agreement enforceable against SmarTalk in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                 c. SmarTalk has full corporate power and authority necessary to execute and deliver this Agreement and to perform its obligations hereunder (including the issuance of the Initial Shares and the Additional Shares).

                 d. Except as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), no consent, approval, authorization or order of any court, governmental agency or other body is required for execution and delivery by SmarTalk of this Agreement or the performance by SmarTalk of any of its obligations hereunder other than such as may already have been received.

                 e. Except as may be required under the HSR Act, neither the execution and delivery by SmarTalk of this Agreement nor the performance by SmarTalk of any of its obligations hereunder:

                          (1) violates, conflicts with, results in a breach of, or constitutes a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Articles of Incorporation or by-laws of SmarTalk or any of its subsidiaries, (B) any decree, judgment, order, law, treaty, rule, regulation or determination of which SmarTalk is aware (after due inquiry) of any court, governmental agency or body, or arbitrator having jurisdiction over SmarTalk or any of its subsidiaries or any of their respective properties or assets,
                 (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which SmarTalk or any of its subsidiaries is a party, by which SmarTalk or any of its subsidiaries is bound, or to which any of the properties or assets of SmarTalk or any of its subsidiaries is subject, (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which SmarTalk or any of its subsidiaries is a party or (E) any rules of the National Association of Securities Dealers, Inc. or the NASDAQ National Market applicable to SmarTalk or the transactions contemplated hereby; or

                          (2) results in the creation or imposition of any lien, charge or encumbrance upon (A) any Initial Share or any Additional Share or (B) any of the properties or assets of SmarTalk or any of its subsidiaries.

                 f. SmarTalk has validly reserved for issuance to Fletcher (i) the Initial Number of shares of Common Stock for issuance at the Closing; (ii) 4.4 million shares of Common Stock that may be issuable from time to time as Additional Shares; and (iii) any additional shares of Common Stock as required under this Agreement. When issued to Fletcher against payment therefor in accordance with the terms of this Agreement, each Initial Share and each Additional Share:

                          (1) will have been duly and validly authorized, duly and validly issued, fully paid and non-assessable;

                          (2)  will be free and clear of any security
                 interests, liens, claims or other encumbrances (other than encumbrances that may be imposed under federal securities laws); and

                          (3) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of SmarTalk.

                 g. SmarTalk satisfies all quantitative maintenance criteria of the NASDAQ National Market or, after the Closing Date, has a valid exemption from such criteria. Following the Closing, the Initial Shares are, and the Additional Shares (when and if issued) will be, duly listed and admitted for trading on the principal exchange or market for the Common Stock.

                 h. On the Closing Date, there is no pending or, to the best knowledge of SmarTalk, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over SmarTalk or any of its affiliates that would materially affect the execution by SmarTalk of, or the performance by SmarTalk of its obligations under, this Agreement, provided, however, that the representations and warranties contained in this Section 3.1(g) shall not apply to any action, threatened action, suit, proceeding or investigation initiated by Fletcher.

                 i. None of SmarTalk's filings with the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), or under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (each an "SEC Filing") contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                 j. Since the date of SmarTalk's most recent SEC Filing, there has not been, and SmarTalk is not aware of, any development that would require an amendment to SmarTalk's Registration Statement on Form S-3 (registration number 333-42857) in order to permit public offers and sales of shares of Common Stock thereunder.

                 k. The offer and sale of the Initial Shares and the Additional Shares to Fletcher pursuant to this Agreement will, subject to compliance by Fletcher with the applicable representations and warranties contained in Section 4 hereof and with the applicable covenants and agreements contained in Section 8 hereof, be made in accordance with the provisions and requirements of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state law.

                 l. As of the date hereof, the authorized capital stock of SmarTalk consists of 100,000,000 shares of Common Stock, and 10,000,000 shares of preferred stock, no par value, of SmarTalk ("Preferred Stock"). As of July 8, 1998, (i) 25,468,948 shares of Common Stock (including the treasury shares described in clause (iii) below) and no shares of Preferred Stock were issued and outstanding,
         (ii) less than 10,000,000 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options, warrants or other convertible rights, (iii) less than 5,000,000 shares of Common Stock are currently subject to issuance upon the exercise of outstanding stock options, warrants or other convertible rights, and (iv) no shares of Common Stock were held in the treasury of SmarTalk. All of the outstanding shares of Common Stock are, and all shares which may be issued pursuant to stock options, warrants or other convertible rights will be, when issued and paid for in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights in respect thereof. As of the date hereof, except as set forth above, and except for shares of Common Stock or other securities issued upon conversion, exchange, exercise or purchase associated with the securities, options, warrants, rights and other instruments referenced above, (i) no shares of capital stock or other voting securities of SmarTalk were outstanding, (ii) no equity equivalents, interests in the ownership or earnings of SmarTalk or other similar rights were outstanding and
         (iii) there were no existing options, warrants, calls, subscriptions or other rights or agreements or commitments relating to the capital stock of SmarTalk or any of its subsidiaries or obligating SmarTalk or any of its subsidiaries to issue, transfer, sell or redeem any shares of capital stock, or other equity interest in, SmarTalk or any of its subsidiaries or obligating SmarTalk or any of its subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement or commitment. No provision of this Section 3(l) is intended to relate to any transaction, including but not limited to options traded by third parties on the Chicago Board of Exchange, in which SmarTalk is not a party and by which neither SmarTalk nor any of its properties are bound.

                 m. The parties hereto acknowledge that Fletcher, without limiting Fletcher's reliance on any of the representations, warranties, covenants and agreements of SmarTalk contained herein, has neither requested of nor received from SmarTalk any non-public information relating to SmarTalk or the business affairs or business prospects of SmarTalk.

                 3.A      Registration Provisions.

                 a. SmarTalk shall as soon as practicable and at its own expense, file a registration statement (the "Registration Statement") under the Securities Act covering the sale or resale of the sum of (i) all Initial Shares, and (ii) all Additional Shares (which Additional Shares for such purposes shall be deemed to be not less than 4.4 million shares) (each, a "Covered Security"), shall use its best efforts to cause such Registration Statement to be declared effective not later than 90 calendar days (the "Required Registration Date") after the Closing Date and shall promptly amend such Registration Statement from time to time if the maximum number of Additional Shares is greater than the number of shares of Common Stock registered pursuant to such Registration Statement, provided that Fletcher shall have provided such information and cooperation in connection therewith as SmarTalk may reasonably request. If the Registration Statement has not been declared effective by the Required Registration Date, the Investment Right Price as determined pursuant to Section 1.b. (or, if applicable, the Adjusted Value as determined pursuant to Section 5) for shares of Common Stock issuable upon exercise of the Investment Rights exercised following the Required Registration Date and before the third business day following the date such Registration Statement is declared effective shall be reduced by 2.5% for each month (or portion thereof) following the Required Registration Date that such Registration Statement shall not have been declared effective.

                 b. SmarTalk will use its best efforts to: (i) keep such registration effective until the earlier of (A) the second anniversary of the issuance of each Covered Security (provided that, Fletcher may freely resell such Covered Securities), (B) the later of the date all of the Covered Securities shall have been sold by Fletcher and the date the Investment Rights expire or (C) such time as all of the Covered Securities held by Fletcher can be sold by Fletcher or any of its affiliates within a three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 under the Securities Act ("Rule 144"); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement (as so amended and supplemented from time to time, the "Prospectus") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Covered Securities by Fletcher or any of its affiliates; (iii) furnish such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to the Prospectus, as Fletcher from time to time may reasonably request; (iv) cause all Covered Securities to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by SmarTalk are then listed or quoted; (v) provide a transfer agent and registrar for all Covered Securities and a CUSIP number for all Covered Securities; (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of SmarTalk and otherwise use its best efforts to obtain and maintain requisite blue sky clearance in (A) New York, California and all other jurisdictions in which any of the shares of Common Stock were originally sold and (B) all other states specified in writing by Fletcher, provided, however, that as to this clause (B), SmarTalk shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

                 c. SmarTalk shall furnish to Fletcher upon request a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Covered Securities by Fletcher or any of its affiliates pursuant to the Registration Statement.

                 d. With a view to making available to Fletcher and its affiliates the benefits of Rule 144 and Form S-3 under the Securities Act, SmarTalk covenants and agrees to: (i) make and keep available adequate current public information (within the meaning of Rule 144(c)) concerning SmarTalk, until the earlier of (A) the second anniversary of the issuance of each Covered Security (provided that, Fletcher may freely resell such Covered Securities) or (B) such date as all of the Covered Securities shall have been resold by Fletcher or any of its affiliates; and (ii) furnish to Fletcher upon request, as long as Fletcher owns any Covered Securities, (A) a written statement by SmarTalk that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of SmarTalk, and (C) such other information as may be reasonably requested in order to avail Fletcher and its affiliates of Rule 144 or Form S-3 with respect to such Covered Securities.

                 e. Notwithstanding anything else in this Section 3.A, if, at any time during which a Prospectus is required to be delivered in connection with the sale of any Covered Securities, SmarTalk determines in good faith that a development has occurred or a condition exists as a result of which the Registration Statement or the Prospectus contains a material misstatement or omission, SmarTalk will immediately notify Fletcher thereof by telephone and in writing. Upon receipt of such notification, Fletcher and its affiliates will immediately suspend all offers and sales of any Covered Securities pursuant to the Registration Statement. In such event, SmarTalk will amend or supplement the Registration Statement as promptly as practicable and will take such other steps as may be required to permit sales of the Covered Securities thereunder by Fletcher and its affiliates in accordance with applicable federal and state securities laws. SmarTalk will promptly notify Fletcher after it has determined in good faith that such sales have become permissible in such manner and will promptly deliver copies of the Registration Statement and the Prospectus (as so amended or supplemented) to Fletcher in accordance with paragraph (b) of this Section 3.A. Notwithstanding the foregoing, (A) under no circumstances shall SmarTalk be entitled to exercise its right to suspend sales of any Covered Securities pursuant to the Registration Statement more than two times in any twelve-month period, (B) the period during which such sales may be suspended (each a "Blackout Period") shall not exceed thirty days and (C) no Blackout Period may commence less than 30 days after the end of the preceding Blackout Period.

                 Upon the commencement of a Blackout Period pursuant to this
         Section 3.A, Fletcher will notify SmarTalk of any contracts to sell any Covered Securities (each a "Sales Contract") that Fletcher or any of its affiliates has entered into prior to the commencement of such Blackout Period and that would require delivery of such Covered Securities during such Blackout Period, which notice will contain the aggregate sale price and volume of Covered Securities pursuant to such Sales Contract. Upon receipt of such notice, SmarTalk will immediately notify Fletcher of its election either (i) to terminate the Blackout Period and, as promptly as practicable, amend or supplement the Registration Statement or the Prospectus in order to correct the material misstatement or omission and deliver to Fletcher copies of such amended or supplemented Registration Statement and Prospectus in accordance with paragraph (b) of this Section 3.A or
         (ii) to continue the Blackout Period in accordance with this paragraph. If SmarTalk elects to continue the Blackout Period, and Fletcher or any of its affiliates is therefore unable to consummate the sale of Covered Securities pursuant to the Sales Contract (such unsold Covered Securities being hereinafter referred to herein as the "Unsold Securities"), SmarTalk will promptly indemnify each Fletcher Indemnified Party (as such term is defined in Section 13 below) against any Proceeding (as such term is defined in Section 13 below) that each Fletcher Indemnified Party may incur arising out of or in connection with Fletcher's breach or alleged breach of any such Sales Contract, and SmarTalk shall reimburse each Fletcher Indemnified Party for any reasonable costs or expenses (including reasonable legal fees) incurred by such party in investigating or defending any such Proceeding (collectively, the "Indemnification Amount"); provided, however, that each Fletcher Indemnified Party shall take all actions reasonably necessary or appropriate to mitigate such Indemnification Amount; and provided further, however, that the Indemnification Amount shall be reduced by an amount equal to the number of Unsold Securities multiplied by the difference between (x) the actual per share price received by Fletcher or any of its affiliates upon the sale of the Unsold Securities (if such sale occurs within three Trading Days of the end of the Blackout Period) or the closing sale price of the Common Stock on the NASDAQ National Market or other national securities exchange on which the Common Stock is then listed on the third Trading Day after the end of the Blackout Period (if the Unsold Securities are not sold by Fletcher or any of its affiliates within three Trading Days of the end of the Blackout Period), and (y) the per share sale price for the Unsold Securities provided in the Sales Contract. As used herein, the term "Trading Day" means any day on which SmarTalk's Common Stock is quoted on the NASDAQ National Market or, if applicable, other national securities exchange.

                 4. Representations and Warranties of Fletcher. Fletcher hereby represents and warrants to SmarTalk on the date hereof, on the Closing Date, and on each Investment Closing Date, if any, as follows:

                 a. Fletcher has been duly incorporated and is validly existing in good standing under the laws of the Cayman Islands, or after the Closing Date, under the laws of the jurisdiction of its organization.

                 b. The execution, delivery and performance of this Agreement by Fletcher have been duly authorized by all requisite corporate action and no further consent or authorization of Fletcher, its Board of Directors or its stockholders is required. This Agreement has been duly executed and delivered by Fletcher and, when duly authorized, executed and delivered by SmarTalk, will be a valid and binding agreement enforceable against Fletcher in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                 c. Fletcher understands that no United States federal or state agency has passed on, reviewed or made any recommendation or endorsement of the Initial Shares or any Additional Shares.

                 d. In making the decision to purchase the Initial Shares or any Additional Shares in accordance with this Agreement, Fletcher has relied solely upon independent investigations made by it and not upon any representations, warranties, covenants and agreements made by SmarTalk other than the representations, warranties, covenants and agreements made in this Agreement. Without limiting Fletcher's reliance on any of the representations, warranties, covenants and agreements of SmarTalk contained in this Agreement, Fletcher assumes the risk that the knowledge of any of the non-public information described in Section 3(m) might have materially influenced Fletcher's decision to enter into and perform this Agreement.

                 e. Subject to Section 3.A hereof, Fletcher understands that the Initial Shares and the Additional Shares have not been registered under the

         Securities Act and may not be re-offered or resold other than pursuant to registration thereunder or an available exemption therefrom.

                 f. Fletcher is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

                 g. Fletcher is purchasing the Initial Shares and the Additional Shares for its own account for investment only and not with a view to, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act.

                 h. Fletcher understands that the Initial Shares and the Additional Shares are being or will be offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal securities laws and that SmarTalk is relying on the truth and accuracy of, and Fletcher's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Fletcher set forth herein in order to determine the availability of such exemptions and the eligibility of Fletcher to acquire Initial Shares and the Additional Shares.

                 i. The transactions contemplated by this Agreement are not part of a plan or scheme on the part of Fletcher, any of its affiliates or any person acting on its or their behalf to evade the registration requirements of the Securities Act.

                 j. Fletcher is purchasing the Initial Shares within the Investment Purposes Only exemption of the HSR Act, 16 C.F.R Section 802-9. As of the date hereof, Fletcher intends to purchase any Additional Shares within the Investment Purposes Only exemption of the HSR Act, 16 C.F.R Section 802-9 and will take any action required by the HSR Act in connection with any such purchase.

                 k. From April 1, 1998 to the Closing Date, neither Fletcher nor its affiliates sold any shares of Common Stock of SmarTalk short.

                 5.       Initial Purchase Price Adjustment.

                 a. For purposes of this Agreement, the "Adjusted Price" shall mean the arithmetic average of the closing sale prices per share (rounded to the nearest 1/10,00th) as reported by Bloomberg of the Common Stock on the NASDAQ National Market (the "Average Closing Price"), subject to adjustment pursuant to Section 3.A, during the consecutive trading day period (the "Adjustment Period") beginning and including September 24, 1998 and ending and including December 17, 1998 (the last day of the Adjustment Period is referred to herein as the "Measurement Date"), subject to adjustment pursuant to the last sentence hereof. If the NASDAQ National Market is not then the principal trading market for the Common Stock, the Adjusted Price shall be calculated based on the closing sale prices per share of Common Stock on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the Adjusted Price shall be the fair market value per share of Common Stock during such period as determined in good faith by the Board of Directors of SmarTalk. If the value of the Common Stock is to be determined by the Board of Directors of SmarTalk and Fletcher disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in Chicago, Illinois or at such other place as agreed to in writing by Fletcher and SmarTalk. Notwithstanding anything else contained in this Section 5.a, (i) if a Combination Closing Date (as defined below) occurs prior to September 24th, then the Adjusted Price will equal the cash value of consideration in to which one whole share of common stock would be converted upon consummation of the Combination (as defined below) (the "Combination Price"); (ii) if a Combination Announcement Date occurs between September 24th and December 17th, (a) the Adjustment Period shall end on the trading day immediately prior to the Combination Announcement Date and (b) the Adjusted Price shall be the lesser of the Combination Price or the Adjusted Price as calculated for such periods; and (iii) in the event the Registration Statement has not been declared effective on or prior to the Required Registration Date or Initial Shares or Additional Shares may for any reason not be sold under the Registration Statement on the Measurement Date, the "Adjusted Price" shall mean the lower of (A) the value determined in accordance with the first sentence of this paragraph without reference to this clause (iii) and (B) the Average Closing Price during the 30 consecutive trading day period beginning and including the date the Registration Statement is declared effective (in which event the "Measurement Date"shall be the last day of such period).

                 b. In the event that the Adjusted Price exceeds the Initial Purchase Price, Fletcher shall, within three business days after the Measurement Date (or the Combination Closing Date, if such date occurs before the Measurement Date), cause the lesser of the following amounts to be wire transferred to SmarTalk in immediately available funds: (i) the product of the dollar amount by which the Adjusted Price exceeds the Initial Purchase Price multiplied by the Initial Number or (ii) $10,000,000.

                 c. In the event that the Initial Purchase Price exceeds the Adjusted Price, SmarTalk shall, within three business days after the Measurement Date, or, if applicable, the Combination Closing Date at Fletcher's option, compensate Fletcher in an amount equal to the lesser of (a) the dollar amount by which the Initial Purchase Price exceeds the Adjusted Price multiplied by the Initial

         Number or (b) $10,000,000 (the lower of (a) and (b) is referred to as the "Adjustment Amount"), in accordance with the following sentence. SmarTalk shall at Fletcher's choice either: (a) cause a number of shares ("Adjusted Issuance Shares") of Common Stock to be transferred to Fletcher equal to the result of (i) the Adjustment Amount divided by (ii) the Adjusted Price; or (b) grant Fletcher the right to acquire (the "Adjustment Right"), and agrees to issue to Fletcher, at Fletcher's sole option, for no further consideration additional shares ("Adjustment Shares") of Common Stock having an aggregate value of up to the Adjustment Amount, where such shares are valued at the Adjusted Value (as defined below) from time to time for a period ending on the first trading day which is at least eighteen months from the Measurement Date. The value per share (each, an "Adjusted Value") of Common Stock issuable upon the exercise of an Adjustment Right shall be equal to the Average Closing Price during the 40 trading-day period ending and excluding the five trading days immediately prior to the Notice Date; provided, however, that in no event shall such Adjusted Value be less than 95% or greater than 105% of the Average Closing Price during the first five trading days of the relevant 40 trading-day period. The Adjustment Amount shall be reduced dollar for dollar in connection with each exercise of the Adjustment Right by an amount equal to the product of the Adjusted Value and the number of shares of Common Stock issued in connection with such exercise.

                 d. A "Combination Announcement Date" is a date on which SmarTalk publicly announces an agreement, or a potential acquirer announces a tender offer, relating to a transaction which if consummated would be a Combination.

                 6.       Consolidation, Merger, Etc.       In case SmarTalk
shall be a party to any transaction providing for (i) any acquisition of SmarTalk by means of merger or other form of corporate reorganization in which outstanding shares of SmarTalk are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation (the "Acquirer") or its subsidiary or (ii) a sale of all or substantially all of the assets of SmarTalk (on a consolidated basis) or (iii) any other transaction or series of related transactions by SmarTalk in which in excess of 50% of SmarTalk's voting power is transferred to a single entity or group acting in concert (each of the foregoing being referred to as a "Combination"), until the Combination is closed (the "Combination Closing"), Fletcher may choose to exercise the Investment Rights (in whole or in part). Fletcher may elect to exercise the Investment Rights simultaneously with the Combination Closing, in which event, it shall receive a number of shares of Acquirer Common Stock (as defined below) and any other consideration that it would have received had it exercised the Investment Rights immediately prior to the Combination Closing. On the date of the Combination Closing (the "Combination Closing Date"), subject to the following sentence, any remaining dollar value of the Investment Rights that have not been exercised by Fletcher shall be automatically converted into a right to purchase an equal dollar value of shares of common stock of the acquiring company on terms identical to those set forth in Section 1.b (and Sections 5.c and 3.A(a), if applicable). On the Combination Closing Date, in lieu of the preceding sentence at SmarTalk's option, the Acquirer may repurchase (i) the Initial Investment Right for a number of shares of Acquirer Common Stock having an aggregate market value on the Combination Closing Date equal to the sum of (A) the Unamortized Value (as defined below) and (B) the product of (x) the positive excess of the Closing Price of Common Stock on the trading day immediately prior to the Combination Closing Date (the "Combination Price") over the applicable Investment Right Price and (y) the number of shares of Common Stock that would be issuable in respect of the complete exercise of the Initial Investment Right; and (ii) if applicable, the Adjustment Right for a number of shares of Acquirer Common Stock having an aggregate market value on the Combination Closing Date equal to the sum of (A) the Adjustment Amount and the Unamortized Value (as defined below), and (B) the product of (x) the positive excess of the Combination Price over the applicable Adjusted Value and
(y) the number of shares of Common Stock that would be issuable in respect of the complete exercise of the Adjustment Right . The "Unamortized Value" with respect to the Initial Investment Right or the Adjustment Right, as applicable, shall be an amount equal to the product of (x) the unamortized balance as of the Combination Closing Date declining from the First Value on a straight line amortization to zero on the respective expiration date of the Investment Rights, multiplied by (y) a fraction, the numerator of which is the unexercised amount of the Initial Investment Right or the Adjustment Right, as applicable, and the denominator of which is $20,000,000 in the case of the Initial Investment Right, and the original Adjustment Amount in the case of the Adjustment Right. The "First Value" with respect to the Initial Investment Right shall be $5 million and with respect to the Adjustment Right shall be 25% of the Adjustment Amount, and the amortization of the First Value shall commence on the Closing Date with respect to the Initial Investment Right and on the Measurement Date with respect to the Adjustment Right. The "Acquirer Common Stock" shall mean the class of publicly traded common stock of the Acquirer having the largest market capitalization as of the Combination Closing Date. All computations in the preceding sentence with respect to the Investment Right Price and the number of shares of Common Stock issuable shall be determined as if the Combination Closing Date were the Notice Date.

                 7. Covenants of SmarTalk. SmarTalk covenants and agrees with Fletcher as follows:

                          a. For so long as Fletcher owns any Initial Shares or Additional Shares or any Investment Rights exist, and in any case for a period of 90 days thereafter, SmarTalk will use its best efforts to (i) maintain the eligibility of the Common Stock for quotation on the NASDAQ National Market or listing on a national securities exchange (as defined in the Exchange Act) and (ii) regain the eligibility of the Common Stock for quotation on the NASDAQ

         National Market in the event that the Common Stock is delisted by the NASDAQ National Market.

                          b. SmarTalk will provide Fletcher with an opportunity to review and comment on any public disclosure by SmarTalk of information regarding this Agreement and the transactions contemplated hereby. Beginning on the date hereof and for so long as any Investment Rights exist, and in any case for a period of 90 days thereafter, SmarTalk will (i) promptly notify Fletcher if there is any public disclosure by SmarTalk of material information regarding SmarTalk or its financial condition, prospects or results of operation and (ii) provide Fletcher with copies of all SEC Filings.

                          c. As soon as such information is available (but in no event later than August 1, 1998), SmarTalk shall deliver to Fletcher a written notice stating the number of outstanding shares of Common Stock as of the Closing Date.

                          d. SmarTalk will make all filings required by law with respect to the transactions contemplated hereby.

                          e. SmarTalk will cause the Common Stock issuable as Additional Shares to be duly listed and admitted for trading on the NASDAQ National Market or, if the NASDAQ National Market is not then the principal trading market for the Common Stock, on a national securities exchange (as defined in the Exchange Act) or the principal exchange or market for the Common Stock.

                          f. On the day following the Closing Date, SmarTalk will make the appropriate filing for the Initial Shares to become duly listed and admitted for trading on the NASDAQ National Market and thereafter SmarTalk shall use its best efforts to ensure that the Initial Shares become listed and admitted for trading as soon as practicable. In addition, SmarTalk will take all necessary steps to achieve a waiver of NASDAQ's 15-day holding period. Moreover, SmarTalk will immediately notify Fletcher in writing, pursuant to
         Section 15, once the shares are duly listed.

                          g. For a period beginning on the date hereof and ending on the day which is one year after the Closing Date, SmarTalk will not offer or sell any of its or its subsidiaries' Preferred Stock, Common Stock or other equity securities (or any securities convertible into or exchangeable for such Preferred Stock, Common Stock or other equity securities) in reliance upon Section 4(2) of the Securities Act or Regulation D promulgated thereunder or under Regulation S promulgated under the Securities Act (an "Equity Placement"), unless SmarTalk shall have given Fletcher at least eight business days prior written notice of its intention to engage in any such Equity Placement or other capital raising transaction in advance of soliciting or negotiating with any prospective investor and the parties hereto shall have negotiated in good faith during such eight business days with respect to any proposed Equity Placement, provided that during such eight business day period, SmarTalk shall not negotiate with any party other than Fletcher with respect to any proposed Equity Placement. Except during the five trading days immediately prior to and following the Closing Date and during the three trading days immediately prior to, and the five trading days immediately following, any Investment Closing Date, the above restrictions shall not apply to (i) the sale of securities representing 50% or more of voting power of a subsidiary of SmarTalk, (ii) any strategic partnership or arrangement or joint venture entered into by SmarTalk or any of its subsidiaries, (iii) the merger or consolidation of SmarTalk with or into any other corporation or entity (other than a merger or consolidation that in substance results in the issuance of SmarTalk's securities for cash), (iv) any registered, underwritten public offering of SmarTalk's equity securities, (v) any issuances of Common Stock (including warrants and options exercisable for or convertible into Common Stock) in connection with any employee, consultant or director compensation plan or arrangement, (vi) any transaction intended to be made in reliance upon Rule 144A of the Securities Act so long as such transaction involves more than 10 unaffiliated purchasers; (vii) any acquisition of any other corporation or entity by SmarTalk or any of its subsidiaries or merger or consolidation of any other corporation or entity with or into SmarTalk or any of its subsidiaries, provided such corporation or entity engages in a substantial trade or business;
         (viii) any issuance of warrants or other similar instrument with a fixed exercise price at or above the then current market price in connection with the offer and sale of non-convertible debt securities by SmarTalk, (ix) any issuance in connection with bona fide bank or equipment financing by or on behalf of SmarTalk or any of its subsidiaries.

                 h. If on any Notice Date, the aggregate number of Additional Shares issuable pursuant to Investment Rights (without regard to any notice periods), when added to the aggregate number of (i) Initial Shares, (ii) Additional Shares previously issued and (iii) any other shares of Common Stock required to be included by NASDAQ, would exceed the number of shares equal to 20% of the total number of shares of Common Stock outstanding (adjusted to reflect any split, subdivision, combination or consolidation of the Common Stock, whether by reclassification, distribution of a dividend with respect to the outstanding Common Stock payable in shares of Common Stock, or otherwise, or any recapitalization of the Common Stock) on the Closing Date (the "Original Number") and such circumstance would require the approval (the "Required Consent") of the holders of the Common Stock pursuant to the listing requirements or rules of the NASDAQ National Market (or such other national securities exchange on which the Common Stock is then listed), SmarTalk (A) shall not issue shares of Common Stock (the "Issuance Blockage") to the extent that the total number of shares of Common Stock issued hereunder would equal 19.9% of the Original Number, and (B) shall use its best efforts to obtain, within 90 days from the Notice Date, the Required Consent approval for the issuance of 20% or
more of SmarTalk's Common Stock under this Agreement.   In the event the
Required Consent is not obtained in accordance with the preceding sentence, Fletcher shall have the right to convert up to that amount of the Investment Rights, the exercise of which would result in the total number of shares issued hereunder to exceed 19.9% of the Original Number into a note (an "Excess Note") by delivery of an Excess Notice (as defined below) in an amount equal to the sum of up to (A) the product of (x) the positive excess of the closing price (the "Excess Closing Price") as reported by Bloomberg of the Common Stock on the NASDAQ National Market (or such other national securities exchange on which the Common Stock is then listed) on the Excess Notice Date (as defined below) over the applicable Investment Right Price and (y) the number of shares of Common Stock that would be issuable in respect of the complete exercise of the Initial Investment Right but for the Issuance Blockage, and (B) the Adjustment Amount. All computations in the preceding sentence with respect to the Investment Right Price and the number of shares of Common Stock issuable shall be determined as if the Excess Notice Date were the Notice Date. In addition, in the event the Required Consent is not obtained and any Excess Note is outstanding, SmarTalk shall not issue any securities or incur any indebtedness for borrowed money (other than indebtedness incurred pursuant to a revolving bank credit agreement which may be entered into either before or after the Closing Date ("Bank Debt") or in the ordinary course of SmarTalk's business), except in connection with the repurchase of Excess Notes. The Excess Note(s) shall be subordinated in right of payment to the Bank Debt, provided that such subordination shall not affect SmarTalk's obligation to pay such Excess Note(s) when due. To convert Investment Rights into an Excess Note, Fletcher shall deliver one or more written notices in the form attached hereto as Annex D (an "Excess Notice") to SmarTalk from time to time. The date upon which Fletcher causes an Excess Notice to be delivered to SmarTalk, by hand, facsimile, electronic transmission or otherwise, shall be the "Excess Notice Date" with respect to such exercise of the Investment Rights, which date shall be deemed to be an Investment Closing Date for purposes of Section 3 hereof. Each Excess Note shall be due and payable eighteen months after the date of issuance and bear interest at an interest rate of 10% per annum for the first six months, and 15% per annum thereafter. Notwithstanding anything else in this section 7(h), if at any time Fletcher delivers an Investment Notice and SmarTalk is unable to issue all or any portion of the shares identified therein as a result of the Issuance Blockage, SmarTalk shall issue to Fletcher an Excess Note in amount equal to the sum of (A) the product of (x) the positive excess of the closing price as reported by Bloomberg of the Common Stock on the NASDAQ National Market (or such other national securities exchange on which the Common Stock is then listed) on the Excess Notice Date over the applicable Investment Right Price and (y) the number of shares of Common Stock that would be issuable in respect of such exercise of the Initial Investment Right but for the Issuance Blockage, and (B) the Adjustment Amount identified in such Investment Notice for which shares of Common Stock are not issued as a result of the Issuance Blockage; provided that, for such purpose the shares issuable upon the exercise of the Adjustment Right shall be issued in full prior to the issuance of any shares issuable with respect to the exercise of the Initial Investment Right.

                 8. Covenants of Fletcher. Fletcher hereby covenants and agrees with SmarTalk as follows:

                 a. Neither Fletcher nor any of its affiliates nor any person acting on its or their behalf will at any time offer or sell any Initial Shares or any Additional Shares other than pursuant to registration under the Securities Act or pursuant to an available exemption therefrom.

                 b. Fletcher will provide SmarTalk with an opportunity to review and comment on its filings pursuant to Regulation 13D-G under the Exchange Act regarding this Agreement and the transactions contemplated hereby.

                 c. For a period of 45 calendar days commencing on the Closing Date, neither Fletcher nor any of its affiliates shall sell short any shares of Common Stock of SmarTalk.

                 8.A.     Legend.  Subject to Section 3.A., Fletcher
understands that the certificates or other instruments representing the Initial Shares and the Additional Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates or other instruments):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

                 The legend set forth above shall be removed and SmarTalk shall issue a certificate without such legend to any holder of Initial Shares or Additional Shares if, unless otherwise required by state securities laws, (a) such shares are sold pursuant to an effective registration statement under the Securities Act, or (b) such holder provides SmarTalk with assurances reasonably satisfactory to SmarTalk that such shares may be publicly sold pursuant to Rule 144 (or similar regulation hereinafter adopted) without restriction.

                 8.B.     Adjustments.  In the event that SmarTalk shall
declare a dividend or make a distribution on or with respect to the outstanding shares of its Common Stock in shares of its Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares, or combine its outstanding shares of Common Stock into a smaller number of shares, then, in each such event, the number of shares issuable and the per share price stated in this Agreement (including without limitation the calculation of the Adjusted Price) in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination shall be proportionately adjusted, if necessary, as determined in good faith by the Board of Directors of SmarTalk, so that Fletcher shall be entitled to receive the aggregate number of shares of Common Stock that Fletcher would have received immediately following such action if Fletcher had exercised its rights immediately prior to such action. Such adjustment shall be made successively whenever any event specified above shall occur.

                 9. Conditions Precedent to Fletcher's Obligations. The obligations of Fletcher hereunder are subject to the performance by SmarTalk of its obligations hereunder and to the satisfaction of the following additional conditions precedent, unless expressly waived in writing by Fletcher:

                 a. On the Closing Date, the Measurement Date and each Investment Closing Date, if any, (i) to the extent provided in Section 3 hereof, the representations and warranties made by SmarTalk in this Agreement shall be true and correct, and (ii) SmarTalk shall have complied fully with all the covenants and agreements in this Agreement; and Fletcher shall have received on each such date a certificate of the Chief Executive Officer or the Chief Financial Officer of SmarTalk dated such date and to such effect.

                 b. On the Closing Date, the Measurement Date and each Investment Closing Date, if any, SmarTalk shall have delivered to Fletcher an opinion of the general counsel reasonably satisfactory to Fletcher, dated the date of delivery, confirming in substance the matters covered in paragraphs (a), (b), (c), (d), (e), (f), and (h) of
         Section 3 hereof, provided that such opinion need not address such matters to the extent that such matters are addressed in the opinion of Dewey Ballantine LLP.

                 c. On the Closing Date, SmarTalk shall have delivered to Fletcher an opinion of Dewey Ballantine LLP reasonably satisfactory to Fletcher, dated the date of delivery, to the effect that the offer and sale of the Initial Shares hereunder do not require registration under the Securities Act.

                 d. On each Investment Closing Date, if any, SmarTalk shall have delivered to Fletcher an opinion of Dewey Ballantine LLP reasonably satisfactory to Fletcher, dated the date of delivery, to the effect that the offer and sale of the Additional Shares to Fletcher do not require registration under the Securities Act.

                 e. In addition, as of the Closing Date SmarTalk shall have delivered an opinion of Dewey Ballantine LLP or other counsel reasonably satisfactory to Fletcher, dated the date of delivery, confirming in substance the matter covered in paragraphs (a), (b),
         (c), (e)(1)(A) (only as to SmarTalk), and (f) (only as to rights under general corporation law, the Articles of Incorporation, and the By-Laws) of Section 3 hereof.

                 10. Conditions Precedent to SmarTalk's Obligations. The obligations of SmarTalk hereunder are subject to the performance by Fletcher of its obligations hereunder and to the satisfaction of the following additional conditions precedent, unless expressly waived in writing by SmarTalk:

                 a. On the Closing Date and each Additional Investment Date, if any, (i) the representations and warranties made by Fletcher in this Agreement shall be true and correct, and (ii) Fletcher shall have complied fully with all the covenants and agreements in this Agreement; and SmarTalk shall have received on each such date a certificate of an appropriate officer of Fletcher dated such date and to such effect.

                 11. Fees and Expenses. Each of Fletcher and SmarTalk agrees to pay its own expenses incident to the performance of its obligations hereunder, including, but not limited to the fees, expenses and disbursements of such party's counsel, except as is otherwise expressly provided in this Agreement.

                 12.       Non-Performance.

                 If, on the date hereof, on the Closing Date, or on any Additional Investment Date, SmarTalk shall fail to deliver the Initial Shares or Additional Shares to Fletcher required to be delivered pursuant to this Agreement for any reason other than the failure of any condition precedent to SmarTalk's obligations hereunder or the failure by Fletcher to comply with its obligations hereunder, then SmarTalk shall:

                 a. hold Fletcher harmless against any loss, claim or damage (including without limitation, incidental and consequential damages) arising from or as a result of such failure by SmarTalk; and

                 b. reimburse Fletcher for all of its reasonable out-of-pocket expenses, including fees and disbursements of its counsel, incurred by Fletcher in connection with this Agreement and the transactions contemplated herein and therein;

provided, however, that SmarTalk shall then be under no further liability to Fletcher except as provided in this Section 12 and Section 13 hereof.

                 13.      Indemnification.

                 a. Indemnification of Fletcher. SmarTalk hereby agrees to indemnify Fletcher and each of its officers, directors, employees, agents and affiliates and each person that controls (within the meaning of Section 20 of the Exchange Act) any of the foregoing persons (each a "Fletcher Indemnified Party") against any claim, demand, action, liability, damages, loss, cost or expense (including, without limitation, reasonable legal fees) (a "Proceeding"), that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

                                  (1)  any untrue or alleged untrue statement
                 of a material fact in an SEC filing or this Agreement by SmarTalk or any of its affiliates or any person acting on its or their behalf or omission or alleged omission to state therein or herein any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading by SmarTalk or any of its affiliates or any person acting on its or their behalf;

                                  (2) any of the representations or warranties made by SmarTalk herein being untrue or incorrect at the time such representation or warranty was made; and

                                  (3)  any breach or non-performance by
                 SmarTalk of any of its covenants, agreements or obligations under this Agreement;

         and SmarTalk hereby agrees to reimburse each Fletcher Indemnified Party for any reasonable legal or other expenses incurred by such Fletcher Indemnified Party in investigating or defending any such Proceeding;

         provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence or wilful misconduct of Fletcher in connection therewith. Furthermore, the foregoing indemnity rights will not take effect unless or until the total amount of the indemnification is $10,000.

                 b. Indemnification of SmarTalk. Fletcher hereby agrees to indemnify SmarTalk and each of its officers, directors, employees, agents and affiliates and each person that controls (within the meaning of Section 20 of the Exchange Act) any of the foregoing persons (each a "SmarTalk Indemnified Party") against any Proceeding, that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

                                  (1)  any untrue or alleged untrue statement
                 of a material fact by Fletcher or any of its affiliates or any person acting on its or their behalf or omission or alleged omission to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading by Fletcher or any of its affiliates or any person acting on its or their behalf;

                                  (2) any of the representations or warranties made by Fletcher herein being untrue or incorrect; and

                                  (3)  any breach or non-performance by
                 Fletcher of any of its covenants, agreements or obligations under this Agreement;

         and Fletcher hereby agrees to reimburse each SmarTalk Indemnified Party for any reasonable legal or other expenses incurred by such SmarTalk Indemnified Party in investigating or defending any such Proceeding;

         provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence or wilful misconduct of SmarTalk in connection therewith. Furthermore, the foregoing indemnity rights will not take effect unless or until the total amount of the indemnification is $10,000.

                 c.       Conduct of Claims.

                                  (1)  Whenever a claim for indemnification
                 shall arise under this Section, the party seeking indemnification (the "Indemnified Party"), shall notify the party from whom such indemnification is sought (the "Indemnifying Party") in writing of the Proceeding and the facts constituting the basis for such claim in reasonable detail;

                                  (2)  Upon delivery of such notice, such
                 Indemnified Party shall have a duty to take all reasonable steps to mitigate any losses, liabilities, costs, charges and expenses relating to any such Proceeding;

                                  (3)  Such Indemnifying Party shall have the
                 right to retain the counsel of its choice in connection with such Proceeding and to participate at its own expense in the defense of any such Proceeding; provided, however, that counsel to the Indemnifying Party shall not (except with the consent of the relevant Indemnified Party) also be counsel to such Indemnified Party. In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and

                                  (4) No Indemnifying Party shall, without the prior written consent of the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

                 14. Survival of the Representations, Warranties, etc. The respective representations, warranties, and agreements made herein by or on behalf of the parties hereto shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of and payment for any Additional Shares issuable hereunder.

            15.  Notices.  All communications hereunder shall be in writing, and

                          a. if sent to Fletcher, shall be delivered by hand, sent by registered mail or transmitted and confirmed by facsimile to Fletcher, unless otherwise notified in writing of a substitute address, at:

                          Original Copy:
                          --------------

                          Fletcher International Limited
                          c/o Midland Bank Trust Corporation (Cayman) Limited P.O. Box 1109
                          Mary Street
                          Grand Cayman, Cayman Islands, B.W.I.
                          Attn:  Pamela Clements
                          Telephone:       (345) 914-7515
                          Facsimile:       (345) 949-7634

                          with a copy to:

                          Fletcher Asset Management
                          767 Fifth Avenue, 48th Floor

                          New York, NY  10153
                          Attn:  Peter Zayfert
                          Telephone:       (212) 758-7000
                          Facsimile:       (212) 758-7090

                          with a copy to:

                          Skadden, Arps, Slate, Meagher & Flom LLP
                          1440 New York Avenue, N.W.
                          Washington, D.C. 20005
                          Attention:  Stephen W. Hamilton
                          Telephone:       (202) 371-7010
                          Facsimile:       (212) 393-5760

                          b. if sent to SmarTalk, shall be delivered by hand, sent by registered mail or transmitted and confirmed by facsimile to SmarTalk, unless otherwise notified in writing of a substitute address, at:

                          SmarTalk TeleServices, Inc.
                          5080 Tuttle Crossing Blvd.
                          Dublin, Ohio  43017
                          Attention:  General Counsel
                          Telephone:  (614) 764-2933
                          Facsimile:   (614) 764-4801

                          with a copy to:

                          Dewey Ballantine LLP
                          333 South Hope Street
                          Los Angeles, California  90071
                          Attention:  Robert M. Smith
                          Telephone: (213) 626-3399
                          Facsimile:  (213) 625-0562

                          To the extent that any funds shall be delivered to SmarTalk by wire transfer, unless otherwise instructed by SmarTalk, such funds should be delivered in accordance with the following wire instructions:

                          SmarTalk TeleServices, Inc.
                          Acct#   004124294
                          ABA#    122226937
                          Bank:   Southern California Bank, Downey, CA

                 16.  Miscellaneous

                 a. This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

                 b. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns and, with respect to Section 13 hereof, their respective officers, directors, employees, agents, affiliates and controlling persons, and no other person shall have any right or obligation hereunder. SmarTalk may not assign this Agreement. Fletcher may assign any of its rights, in whole or in part, at its sole discretion (including, without limitation, the Investment Rights); provided that in connection with any such assignment, Fletcher shall obtain a representation from the assignee for the express benefit of SmarTalk to the effect that, as of the date of such assignment and giving effect thereto, such person or entity beneficially owns no more than 14.9% of SmarTalk's outstanding common stock.

                 c. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, and each of the parties hereto hereby submits to the non-exclusive jurisdiction of any State or Federal court in the State of New York and any court hearing any appeal therefrom, over any suit, action or proceeding against it arising out of or based upon this Agreement (a "Related Proceeding"). Each of the parties hereto hereby waives any objection to any Related Proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceeding has been brought in an inconvenient forum.

                 d. This Agreement shall not limit SmarTalk's ability to issue options under or to enter into, adopt or amend any stock option, bonus, incentive, deferred compensation, hospitalization, medical insurance, severance or other plan, fund, program or policy providing director, officer, employee or similar person benefits maintained or contributed to by SmarTalk in the ordinary course of business consistent with past practice.

                 e. This Agreement shall not limit SmarTalk's ability to adopt a shareholders rights plan or similar agreement or arrangement (any of which, a "Rights Plan") provided that SmarTalk shall not adopt a Rights Plan unless in connection therewith SmarTalk delivers to Fletcher a legal opinion from outside counsel reasonable satisfactory to Fletcher confirming that no Fletcher Party (as defined below) shall be adversely affected by such Rights Plan either at such time or with the passage of time, as a result of its being the beneficial owner of any securities issued or issuable pursuant to this Agreement (any such securities, "Fletcher Securities," including any Common Stock which have been or may be issued upon exercise of the Investment Rights), where a "Fletcher Party" shall include (i) Fletcher, Fletcher Asset Management, Inc., Polaris Fund, L.P., and The Fletcher Fund, L.P., (ii) any Affiliate of Fletcher,
         (iii) any creditor of Fletcher who acquires Fletcher Securities upon the exercise of creditor rights in connection with a bona fide credit arrangement, and (iv) any other person who acquires Fletcher Securities; provided, that such person stated or intends to state in a timely fashion in a filing pursuant to Regulation 13D-G under the Securities Exchange Act of 1934, as amended, or any successor provision thereto, that such person has acquired such securities in the ordinary course of business and not with the purpose or effect of changing or influencing control of SmarTalk, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b).

                 SmarTalk shall not take any actions inconsistent with the rights of Fletcher Parties as of the Closing Date.

                 f. The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder or under the terms of the term sheets between such parties.

                 17. Time of Essence. Time shall be of the essence in this Agreement.



                 IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.


                                       SMARTALK TELESERVICES, INC.

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       FLETCHER INTERNATIONAL LIMITED

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                                                         ANNEX A


                          [FORM OF INVESTMENT NOTICE]

                                                               _____________, __

SmarTalk TeleServices, Inc.
[ADDRESS]

Ladies and Gentlemen:

                 Fletcher International Limited ("Fletcher") hereby elects to exercise the _________ Right (as defined in the Subscription Agreement (the "Agreement") dated as of July ____, 1998 by and between SmarTalk TeleServices, Inc. ("SmarTalk") and Fletcher) and, if applicable, herewith tenders $_________ by check or wire transfer to the account of SmarTalk as payment for __________ Additional Shares in accordance with the terms of the Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                 In accordance with the terms of the Agreement, the Investment Closing Date shall be ___________, and the total number of Additional Shares issuable in respect of this exercise is ________________. Fletcher requests that stock certificates representing the Additional Shares purchased hereby be registered in the name of Fletcher and delivered to the following address in accordance with the terms of the Agreement:

                                  [To Come]


                                       FLETCHER INTERNATIONAL LIMITED

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

AGREED AND ACKNOWLEDGED:
SMARTALK TELESERVICES, INC.

By:
   ------------------------------------
Name:
Title:

                                                                         ANNEX B


                    [FORM OF INITIAL SHARE DELIVERY NOTICE]


Fletcher International Limited
c/o Fletcher Asset Management
767 Fifth Avenue, 48th Floor
New York, NY  10153
Attn:  Peter Zayfert
Telephone:       (212) 758-7000
Facsimile:       (212) 758-7090

         RE:     Subscription Agreement (the "Agreement") dated July    , 1998
                 by and between Fletcher International Limited ("Fletcher") and SmarTalk TeleServices, Inc. ("SmarTalk").


Ladies and Gentlemen:

         Attached are copies of each of the original stock certificates representing the __________ Initial Shares (as defined in the Agreement) purchased by Fletcher, together with a copy of the overnight courier air bill which will be used to ship the certificates. We have the executed originals of the stock certificates and other documents required to be delivered in connection with the Closing. Upon our confirmation of the payment of the $_____________ Initial Aggregate Price by Fletcher to SmarTalk, for the Initial Shares on the Closing Date, we will send the original stock certificates by overnight courier to the following address:

                          Lehman Brothers, Inc.
                          3 World Financial Center, 6th Floor
                          New York, New York 10285
                          Attention: Robert Sachs, Prime Broker Services
                          Telephone:  (212) 526-9040

and we will send the other original documents by overnight courier to the following address:

                          Fletcher International Limited
                          c/o Midland Bank Trust Corporation (Cayman) Limited P.O. Box 1109
                          Mary Street
                          Grand Cayman, Cayman Islands, B.W.I.
                          Attn:  Pamela Clements
                          Telephone:       (345) 914-7515
                          Facsimile:       (345) 949-7634

                          with a copy to:

                                  Fletcher International Limited
                                  c/o Fletcher Asset Management
                                  767 Fifth Avenue, 48th Floor
                                  New York, NY  10153
                                  Attn:  Peter Zayfert
                                  Telephone:       (212) 758-7000
                                  Facsimile:       (212) 758-7090

         Capitalized terms not otherwise defined in this letter have the meanings set forth in the Agreement.

                                          Very truly yours,


                                          SMARTALK TELESERVICES, INC.

                                                                         ANNEX C


                   [FORM OF ADDITIONAL SHARE DELIVERY NOTICE]


Fletcher International Limited
c/o Fletcher Asset Management
767 Fifth Avenue, 48th Floor
New York, NY  10153
Attn:  Peter Zayfert
Telephone:       (212) 758-7000
Facsimile:       (212) 758-7090

         RE:     Subscription Agreement (the "Agreement") dated July    , 1998
                 by and between Fletcher International Limited ("Fletcher") and SmarTalk TeleServices, Inc. ("SmarTalk").


Ladies and Gentlemen:

         Attached are copies of the original stock certificates representing the __________ Additional Shares (as defined in the Agreement) purchased by Fletcher, together with a copy of the overnight courier air bill which will be used to ship the certificates. We have the executed originals of the stock certificates and other documents required to be delivered in connection with the Investment Closing. Upon our confirmation of the payment of the $_____________ aggregate Investment Right Price by Fletcher to SmarTalk, if applicable, for the Additional Shares on the Notice Date, we will send the stock certificates by overnight courier to the following address:

                                  [To Come]

and we will send the other original documents by overnight courier to the following address:

                          Fletcher International Limited
                          c/o Midland Bank Trust Corporation (Cayman) Limited P.O. Box 1109
                          Mary Street
                          Grand Cayman, Cayman Islands, B.W.I.
                          Attn:  Pamela Clements
                          Telephone:       (345) 914-7515
                          Facsimile:       (345) 949-7634

                          with a copy to:

                                  Fletcher International Limited
                                  c/o Fletcher Asset Management
                                  767 Fifth Avenue, 48th Floor
                                  New York, NY  10153
                                  Attn:  Peter Zayfert
                                  Telephone:       (212) 758-7000
                                  Facsimile:       (212) 758-7090

         Capitalized terms not otherwise defined in this letter have the meanings set forth in the Agreement.

                                          Very truly yours,


                                          SMARTALK TELESERVICES, INC.

                                                                         ANNEX D

                         [FORM OF EXCESS NOTES NOTICE]

                                                               _____________, __

SmarTalk TeleServices, Inc.
[ADDRESS]

Ladies and Gentlemen:

                 Fletcher International Limited ("Fletcher") hereby elects to exercise its right to convert some or all of its Investment Rights (as defined in the Subscription Agreement (the "Agreement") dated as of July ____, 1998 by and between SmarTalk TeleServices, Inc. ("SmarTalk") and Fletcher) and, in lieu of receipt of ________ shares of Common Stock, hereby requests issuance of an Excess Note in the amount of $________ in accordance with the terms of the Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                 Fletcher requests that the Excess Notes be registered in the name of Fletcher and delivered to the following address in accordance with the terms of the Agreement:

                                  [To Come]


                                       FLETCHER INTERNATIONAL LIMITED

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


AGREED AND ACKNOWLEDGED:
SMARTALK TELESERVICES, INC.

By:
   ------------------------------------
Name:
Title: